Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-144781) and Form S-8 (Nos. 33-61722, 333-22305, 333-49080, 333-104938, 333-118147 and 333-142010) of UGI Corporation of our report dated November 20, 2009, except with respect to our opinion on the consolidated financial statements insofar as it relates to the effects of the change in accounting for the noncontrolling interests discussed in Note 3, which is as of May 26, 2010, relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in this Current Report on Form 8-K of UGI Corporation dated May 26, 2010.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 26, 2010